                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):                  June 25, 1997



                                 WPI GROUP, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                NEW HAMPSHIRE                             0-19717                          02-0218767
----------------------------------------------    ------------------------     --------------------------------------
(STATE OR OTHER JURISDICTION OF INCORPORATION)    (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER IDENTIFICATION NUMBER)




                1155 ELM STREET, MANCHESTER, NEW HAMPSHIRE 03101
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)






REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:               (603) 627-3500





                                      NONE
     ----------------------------------------------------------------------
     (FORMER NAME, FORMER ADDRESS, AND FORMER FISCAL YEAR, IF CHANGED SINCE
                                  LAST REPORT)








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                                 WPI GROUP, INC.

                                    FORM 8-K



ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

None.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On June 25, 1997, WPI Group, Inc. completed the acquisition of Husky Computers Limited, Husky Computers, Inc. and Husky Computers GmbH (collectively "the Husky Group") from Peek plc. The Company acquired all of the issued and outstanding shares of common stock of the Husky Group for approximately $16 million and the assumption of approximately $5 million in liabilities. Husky is a leading producer of rugged handheld computers used in utility meter reading, geotechnical, field service and other applications. The Company plans no changes in the business of the Husky Group.

A more complete description of the transaction is contained in the Stock Purchase Agreement which is Exhibit 4.12 to this report and is incorporated herein by reference.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

None.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

None.













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





                                 WPI GROUP, INC.


                                    FORM 8-K

ITEM 5.      OTHER EVENTS.

On June 23, 1997, the Company issued a press release announcing that WPI Group, Inc. had acquired the Husky Group. The press release is Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 6.      RESIGNATIONS OF REGISTRANT'S DIRECTORS.

None.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

Financial:   The financial statements required to be filed are currently not available and will be filed under Form 8 within the time specified by Item 7(a)(4) of Form 8-K.

Exhibits:    4.12 - Share Purchase Agreement dated June 20, 1997.
             4.13 - Fourth Amendment to Commercial Loan Agreement and Loan
             Documents dated June 20, 1997.
             4.14 - Promissory Note in the principal amount of $15,000,000.00 dated June 20, 1997.
             4.15 - Stock Pledge and Security Agreement dated June 20, 1997.
             99.1 - Press release dated June 23, 1997.

ITEM 8.      CHANGE IN FISCAL YEAR.

Not applicable.











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


                                 WPI GROUP, INC.


                                    FORM 8-K


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WPI GROUP, INC.



Dated: July 2, 1997                          By: /s/ Dennis M. Deegan
                                                 ------------------------------
                                                 Dennis M. Deegan
                                                 President, Treasurer and
                                                 Chief Operating Officer






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